SUPPLEMENT Dated March 4, 1996

                              TO THE PROSPECTUS OF

                     STANDISH SHORT-TERM ASSET RESERVE FUND
                                Dated May 1, 1995
                            As Revised August 1, 1995




   Effective March 31, 1996, the following revises and replaces the information contained in the fourth paragraph under the caption "Management" on page 11 of the attached Prospectus:

         The Fund's portfolio manager is Jennifer A. Pline who is primarily responsible for the day-to-day management of the Fund's portfolio and has served as a portfolio manager to the Fund since January 1, 1991. During the past five years, Ms. Pline has served as a Vice President of the Adviser.